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                                                                   EXHIBIT 10.17

INDUSTRIAL BUILDING LEASE              No. 1201                   GEORGE E. COLE
(For Use In Illinois)                 July, 1979                  Legal Forms

   CAUTION:  Consult a lawyer before using or acting under this form.
            All warranties, including merchantability and fitness, are excluded.

                          INDUSTRIAL BUILDING LEASE


DATE OF LEASE                            TERM OF LEASE              MONTHLY RENT

                    Beginning              Ending
April 12, 1984      Described in R2 of the Rider    Described in R1 of the Rider

LOCATION OF PREMISES:

7775 Quincy Street, Willowbrook, IL 60521, as more fully described in the legal description attached hereto and incorporated herein as Exhibit A

Purpose:

Sterilization process of various products.


LESSEE                                       LESSOR
    MICRO-BIOTROL CO.                NAME AND       Geo. A. Rediehs Co., Inc.
    DIV. OF GRIFFITH LABORATORIES    BUSINESS       8101 S. County Line Road
    12200 S. CENTRAL AVENUE          ADDRESS        Hinsdale  IL  60521
    ALSIP, ILL  60658


     In consideration of the mutual convenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purpose the premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term.

RENT 1. Lessee shall pay Lessor or Lessor's agent as rent for the Premises the sum stated in R1, monthly in advance, until termination of this lease, at Lessor's address stated above or such other address as Lessor may designate in writing.

CONDITION          2. Lessee has examined and knows the condition of the
UPKEEP             Premises and has received the same in good order and repair,
PREMISES           and acknowledges that no representations as to the condition and repair thereof have been made by Lessor, or his agent, prior to or at the execution of this lease that are not herein expressed; Lessee will keep the Premises including all appurtenances, in good repair, replacing all broken glass with glass of the same size and quality as that broken, and will replace all damaged plumbing fixtures with others of equal quality, and will keep the Premises in a clean and healthful condition according to the applicable municipal ordinances and the direction of the proper public officers during the term of this lease at Lessee's expense, and will remove the snow and ice from the sidewalk abutting the Premises; and upon the termination of this lease, in any way, will yield up the Premises to Lessor, in good condition and repair, loss by fire and ordinary wear excepted, and will deliver the keys therefor at the place of payment of said rent.

LESEE NOT          3. Lessee will not allow the Premises to be used and will
MISUSE;            not load floors with machinery or goods beyond the floor
SUBLET;            load rating prescribed by applicable municipal ordinances,
MENT               and will not allow the Premises to be occupied in whole, or in part, by any other person, and will not sublet the same or any part thereof, nor assign this lease without in each case the written consent of the Lessor first had, and Lessee will not permit any transfer by operation of law of the interest in the Premises acquired through this lease, and will not permit the Premises to be used for any unlawful purpose, or for any purpose that will injure the reputation of the building or increase the fire hazard of the building, or disturb the tenants or the neighborhood, and will not permit the same to remain vacant or unoccupied for more than ten consecutive days; and will not allow any signs, cards or placards to


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                   be posed, or placed thereon, nor permit any alteration of or addition to any part of the Premises, except by written consent of Lessor; all alterations and additions to the Premises shall remain for the benefit of Lessor unless otherwise provided in the consent aforesaid.

MECHANIC'S         4. Lessee will not permit any mechanic's lien or liens to be
LIEN               placed upon the Premises or any building or improvement
                   thereon during the term hereof, and in case of the filing of such lien Lessee will promptly pay same. If default in payment thereof shall continue for thirty (30) days after written notice thereof from Lessor to the Lessee, the Lessor shall have the right and privilege at Lessor's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of bill therefor.

INDEMNITY          5. Lessee covenants and agrees that he will protect and
FOR                save and keep the Lessor forever harmless and indemnified
ACCIDENTS          against and from any penalty or damages or charges imposed for any violation of any laws or ordinances, whether occasioned by the neglect of Lessee or those holding under Lessee, and that Lessee will at all times protect, indemnify and save and keep harmless the Lessor against and from any and all loss, cost, damage or expense, arising out of or from any accident or other occurrence on or about the Premises, causing injury to any person or property whomsoever or whatsoever and will protect, indemnify and save and keep harmless the Lessor against and from any and all claims and against and from any and all loss, cost, damage or expense arising out of any failure of Lessee in any respect to comply with and perform all the requirements and provisions hereof. SEE RIDER A R24.

NON-               6. Except as provided by Illinois statute, Lessor shall not
LIABILITY          be liable for any damage occasioned by failure to keep the
LESSOR             Premises in repair, nor for any damage done or occasioned by or from plumbing, gas, water, sprinkler, steam or other pipes or sewerage or the bursting, leaking or running of any pipes, tank or plumbing fixtures, in, above, upon or about
                   Premises or any building or improvement thereon nor for any damage occasioned by water, snow or ice being upon or coming through the roof, skylights, trap door or otherwise, or for any damages arising from acts or neglect of any owners or occupants of adjacent or contiguous property.

WATER,             7. Lessee will pay, in addition to the rent above specified,
GAS AND            all water rents, gas and electric light and power bills
ELECTRIC           taxed, levied or charged on the Premises, for and during the
CHARGES            time for which this leas is granted, and in case said water rents and bills for gas, electric light and power shall not be paid when due, Lessor shall have the right to pay the same, which amounts so paid, together with any sums paid by Lessor to keep the Premises in a clean and healthy condition, as above specified, are declared to be so much additional rent and payable with the installment of rent next due thereafter.

KEEP               8. Lessee at his own expense will keep all improvements in
PREMISES IN        good repair (injury by fire, or other causes beyond Lessee's
REPAIR             control excepted) as well as in a good tenantable and
                   wholesome condition, and will comply with all local or general regulations, laws and ordinances applicable thereto, as well as lawful requirements of all competent authorities in that behalf. Lessee will, as far as possible, keep said improvements from deterioration due to ordinary wear and from falling temporarily out of repair. If Lessee does not make repairs as required hereunder promptly and adequately, Lessor may but need not make such repairs and pay the costs thereof, and such costs shall be so much additional rent immediately due from and payable by Lessee to Lessor.

ACCESS TO          9. Lessee will allow Lessor free access to the Premises for
PREMISES           the purpose of examining or exhibiting the same, or to make any needful repairs, or alternations




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                   thereof which Lessor may see fit to make.

ABANDON-           10. If Lessee shall abandon or vacate the Premises, or if
MENT AND           Lessee's right to occupy the Premises be terminated by
RELETTING          Lessor by reason of Lessee's breach of any of the covenants herein, the same may be re-let by Lessor for such rent and upon such terms as Lessor may deem fit; and if a sufficient sum shall not thus be realized monthly, after paying the expenses of such re-letting and collection to satisfy the rent hereby reserved. Lessee agrees to satisfy and pay all deficiency monthly during the remaining period of this lease including therein all necessary repairs and alterations.

HOLDING            11. Lessee will, at the termination of this lease by lapse
OVER               of time or otherwise, yield up immediate possession to
                   Lessor, and failing so to do, will pay as liquidated damages, for the whole time such possession is withheld, the sum of double the base monthly rental on a per diem basis;
                   but the provisions of this clause shall not be held as a waiver by Lessor of any right of re-entry as hereinafter set forth; nor shall the receipt of said rent or any part thereof, or any other act in apparent affirmance of tenancy, operate as a waiver of the right to forfeit this lease and the term hereby granted for the period still unexpired, for a breach of any of the covenants herein.

EXTRA FIRE         12. There shall not be allowed, kept or used on the
HAZARD             Premises any inflammable or explosive liquids or materials save such as may be necessary for use in the business of the Lessee, and in such case, any such substances shall be delivered and stored in amount, and used, in accordance with the rules of the insurance carrier of the Lessee and statutes and ordinances now or hereafter in force.

                   13. [SECTION DELETED]

NO RENT            14. Lessee's covenant to pay rent is and shall be
DEDUCTION          independent of each and every other covenant of this lease
OR SET OFF         Lessee agrees that any claim by Lessee against Lessor shall not be deducted from rent nor set off against any claim for rent in any action.

RENT AFTER         15. It is further agreed, by the parties thereto, that after
NOTICE OR          the service of notice, or the commencement of a suit or
SUIT               after final judgment for possession of the Premises, Lessor may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, said suit, or said judgment.

PAYMENT            16. Lessee will pay and discharge all reasonable costs,
OF COSTS           attorney's fees and expenses that shall be made and incurred by Lessor in enforcing the covenants and agreements of this lease, if Lessor prevails.

RIGHTS             17. The rights and remedies of Lessor under this lease are
CUMULA-            cumulative. The exercise or use of any one or more thereof
TIVE               shall not bar Lessor from exercise or use of any other right or remedy provided herein or otherwise provided by law, nor shall exercise nor use of any right or remedy by Lessor waives any other right or remedy.

                   18. [SECTION DELETED]

                   19. [SECTION DELETED]

PLURALS;           20. The words "Lessor" and "Lessee" wherever herein
SUCCESS-           occurring and used shall be construed to mean "Lessors" and
ORS                Lessees" in case more than one person constitutes either
                   party to this lease; and all the covenants and agreements contained shall be binding upon, and inure to, their respective successors, heirs, executors, administrators and assigns and may be exercised by his or their attorney or agent.



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SEVERABIL-       21. Wherever possible each provision of this lease shall be
ITY interpreted in such manner as to be effective and valid under applicable law, but if any provision of this lease shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this lease.


























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                              ATTACH RIDERS HERE




     If this instrument is executed by a corporation, such execution has been authorized by a duly adopted resolution of the Board of Directors of such corporation.

     This lease consists of ______ pages numbered 1 to ______, including a rider consisting of ______ pages, identified by Lessor and Lessee.

     IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the Date of Lease stated above.

LESSEE:                                    LESSOR:
                              (seal)                                      (seal)
------------------------------             -------------------------------

                              (seal)                                      (seal)
------------------------------             -------------------------------


                             ASSIGNMENT BY LESSOR

     On this ______________________, 19____, for value received, Lessor hereby transfers, assigns and sets over to __________________________________________________ all right, title and interest in and to the above Lease and the rent thereby reserved, except rent due and payable prior to _________________, 19_____.


                                                                          (seal)
                                           -------------------------------

                                                                          (seal)
                                           -------------------------------

                                  GUARANTEE

     On this _______________, 19____, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Guarantor hereby guarantees the payment of rent and performance by Lessee, Lessee's heirs, executors, administrators, successors or assigns of all covenants and agreements of the above Lease.

                                                                          (seal)
                                           -------------------------------

                                                                          (seal)
                                           -------------------------------

Note:  Use Form Number 12-1P for assignment by Lessee.





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                                    RIDER

                    This Rider is attached to and made a part of the Lease dated
                April 12, the premises commonly known as 7775 Quincy Street, Willowbrook, Illinois.

MONTYLY             R1.  The monthly rental for the premises described above
RENT shall be 6 per month for the first year of occupancy, $9,362.29 per month for the second and third years of occupancy and $10,485.76 per month for the fourth and fifth years of occupancy.

                         The monthly rental is based on a total square footage
                of 44,939 at a $2.25 for year one, $2.50 for years two and three and $2.80 for years four and five.

LEASE               R2.  The term of this Lease shall begin exactly 30 days
TERM after Lessee is approval by the Village of Willowbrook for occupancy and shall continue for a term of five (5) years ending, the day before the beginning date in the year 1989. Lessee shall have ninety (90) days from the date of this Lease, April 12, 1984, to attain approval for occupancy from the Village of Willowbrook. If approval is not granted within ninety
                (90) days from the date hereof Lessor may declare this Lease null and void.

OPTIONS             R3.  Lessee has the option to renew this Lease for a term of five (5) years beginning on the day after termination in 1989 and ending on the day before the starting date of this option in the year 1994. If Lessee exercises this option and maintains all promises and covenants listed herein Lessee has a second option to renew this Lease for a term of five (5) years beginning on the day after termination in 1994 and ending on the day before the starting date of this second option in the year 1999. If Lessee exercises this second option and maintains all promises and covenants listed herein Lessee has a third option to renew this Lease for a term of five (5) years beginning on the day after termination in 1999 and ending on the day before the starting date of this third option in the year 2004. Lessee shall notify Lessor of Lessee's decision to exercise each option in writing six (6) months prior to the beginning dat of each option.

                         The base monthly rental shall be adjusted on the
                beginning date of each option (adjustment date), if the Consumer's Price Index for Urban Wage Earners and Clerical Workers, United States Department of Labor (based on all items for the period 1967-100) for the month preceding the adjustment date, is higher than the index figure for the month in which this Lease began in 1984. The adjustment shall be made and the rent for the balance of the term of the Lease shall be arrived at by multiplying eighty percent (80%) of the base monthly rental





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                for years four and five, by a fraction, the numerator of which shall be the index figure for the month preceding such adjustment date and the denominator of which shall be the index figure for the month in which this Lease began in 1984 provided, however, that the rent for the new period shall under no circumstances be less than the last preceding rental. For example: Assume the Lease begins in May of 1984 and the Index figure for May, 1984 is 200. The adjustment date is May - 1989. Assume the last Consumer Price Index prior to May, 1989 is 220. The consumer Price Index would have been increased by 20/200 or 10% and the annual base rent would increase effective beginning date of the first option 1989 by 8.0%. One-twelfth (1/12) of such new rent shall be paid on the first day of each rental month in advance, as soon as the relevant index figure becomes available. It is understood that the above Index is now being published monthly by the United States Department of Labor. Should it be published at other intervals, the new Index hereinabove mentioned shall be arrived at from the Index or Indices published most closely approximating the month immediately preceding the month in which the adjustment is to be effective. Should the manner of computing such Index be changed, the conversion factor designed by the Department to adjust the new Index to the one previously in use and adjustment to the new Index shall be made on the basis of such conversion factor. Should the publication of said Index be discontinued, then such Index as may be published by another United States governmental agency as most nearly approximates the Index herein first above mentioned shall govern and be substituted as the Index to be used, subject to the application of an appropriate conversion factor to be furnished by the governmental agency publishing the adopted Index. In the event of any controversy arising as the proper adjustment for rental payments, as herein provided, Lessee shall continue paying the rental under the last preceding rental adjustment as herein provided, until such time as said controversy has been settled, at which time adjustment will be made retroactive to the beginning of the adjustment period in which the controversy arose.

REAL                    R4. Lessee shall pay as additional rental for the
ESTATE          demised Premises all taxes and assessments, general and
TAXES           special, water and sewer charges and all other impositions, ordinary and extra-ordinary, of every kind and nature whatsoever, which are levied, assessed or imposed upon said
                Premises or any part thereof, or upon any building or improvements at any time situated thereon, with respect to any periods during the term of this Lease (including any taxes levied or assessed upon Lessor's interest under this Lease), together with all unpaid installments becoming due and payable during the term hereof, of special assessments levied against said premises for improvements completed or not yet completed;
                all of



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                which taxes, assessments, charges and other impositions shall be paid by Lessee before they shall respectively become delinquent and in any case within such time as to prevent any sale or forfeiture of the Premises thereof: provided, however that the liability of the Lessee with respect to special assessments shall be limited to the payment of such installments which mature during the term of this Lease, together with interest thereon, and Lessee shall not be obligated to pay any installments maturing subsequent to the term of this Lease. If the special assessments are for improvements with a life longer than the term of the Lease, Lessee shall pay its pro rata share of such special assessments. The Lessor warrants that there are no current special assessments or charges levied against the Premises by the Village of Willowbrook and Lessor has no knowledge of any proposed special assessments or charges to be levied against the property. General taxes for 1983 (which are levied and payable in 1984) shall be paid by the Lessor when the tax bill is received in 1984. General taxes for 1984 shall be prorated when the tax bill is received in 1985 so that Lessor shall pay for all taxes up to the date when the Village approves Lessee for occupancy and Lessee shall pay for all such taxes from said date and afterwards. General taxes for the year 2004 (which are levied and payable in 2005) shall be prorated based on the tax bill for 2003 such that Lessee shall on the last day of the term of this Lease, pay Lessor its prorated share of the amount of such 2003 general tax bill. Similarly, if Lessee shall decide not to renew either the first, second or third option at that time the general taxes for the last year of the lease shall be prorated based on the tax bill from the preceding year and payable the last day of the term of the Lease.


INSURANCE             R5.  Lessee shall maintain at its expense at all times
                during the term of this lease, or shall reimburse Lessor for the cost of maintaining, comprehensive general liability insurance for the benefit of Lessor against claims for personal injury, death or property damage. Such comprehensive general liability insurance shall be; either (i) in the amount of at least One Million Dollars ($1,000,000) in respect to any one person, and One Million Dollars ($1,000,000) in respect to property damage, or (ii) a One Million Dollar ($1,000,000) combined single limit policy, and shall cover the entire Premises and any sidewalks or areaways in front of or adjoining the Premises and shall be with insurance companies and in form satisfactory to Lessor. Lessee shall not violate or permit to be violated any of the conditions of any of such policies and shall perform and satisfy all requirements of the companies writing them. Such comprehensive general liability insurance shall be adjusted at the beginning date of each option in the same manner as the base monthly rental shall be adjusted as explained in R3. However, such comprehensive general liability insurance shall under no circumstances be less than the amount stated above.



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                     b. Lessee shall maintain at its expense all risk property
                insurance of the Premises in form and in amounts satisfactory to the Lessor. The insurance coverage shall be in the amount of no less than Nine Hundred Fifty Thousand ($950,000) which is the approximate replacement cost of all buildings, improvements, and betterments located on the Premises, with all proceeds of insurance payable to Lessee, Lessor and any mortgages of the fee as their respective interests appear. Lessee shall provide that the amount of insurance coverage shall be adjusted over the term of the Lease to compensate for inflation so that the buildings, improvements and betterments will be insured at their current replacement cost during the term of the lease.

                     c. Lessee shall at its expense maintain insurance coverage over damage from sprinkler leakage.

                     d. Lessee shall deposit with Lessor policies or
                certificates of insurance with respect to all insurance required to be maintained by Lessee hereunder, each such policy or certificate to bear an endorsement that such insurance shall not be cancelled except on thirty (30) days written notice to Lessor and Lessee. The policies of insurance to be maintained by Lessee hereunder shall be written by a company or companies satisfactory to Lessor, authorized to do business in Illinois, and shall name Lessee, Lessor and any mortgagees of the fee as insureds thereunder, as their respective interests may appear.

UNTENANT-            R6. If the Premises are made untenantable by fire or other
ABILITY         casualty, Lessee may elect:

                     (a) to terminate this Lease as of the date of the fire or
                casualty by notice to Lessor within sixty (60) days after that date, or

                     (b) to direct Lessor to proceed with all due diligence to
                repair, restore and rehabilitate the Premises at Lessor's expense in which latter event this lease shall not terminate.

                     In the event the Lease is not terminated pursuant to this
                provision, rent shall abate on a perdiem basis during the period of untenantability.

                     In the event of the termination of this Lease pursuant to
                this section, rent shall be apportioned on a perdiem basis and paid to the date of the fire or other casualty. In the event that the demised premises are partially damaged by fire or other casualty but are not made wholly untenantable, then Lessor shall except during the last year of the term hereof, proceed with all due diligence to repair and restore the Premises and the rent shall abate in proportion to the nonusability of the Premises during the period of untenantability.

ALTERA-              R7. Lessee may after first obtaining Lessor's written
TIONS consent, at its expense, make additions to and alterations of the building, structure or other



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                improvement to the Premises, and Lessee may make substitutions and ents for the same on the Premises, provided, that (i) the market value of the Premises shall not thereby be lessened, (ii) the foregoing actions shall be performed in a good and workmanlike manner, and (iii) such additions, alterations, substitutions and replacements shall be expeditiously completed in compliance with all laws, ordinances, orders, rules, regulations and requirements applicable thereto. All work done in connection with each such addition, alteration, substitution or replacement shall comply with the requirements of any insurance policy required to be maintained by Lessee hereunder and with the orders, rules and regulations of the National Fire Protection Association or any other body exercising similar functions. Lessee shall promptly pay all costs and expenses of each such addition, alteration, substitution or replacement and shall discharge all liens filed against the Premises arising out of the same. Lessee shall procure and pay for all permits and licenses required in connection with any such addition, alteration, substitution or replacement. Lessee shall promptly attain a waiver of lien from all persons receiving any payment and their subcontractors, employees and suppliers of materials and Lessee shall provide proof of such waiver upon Lessor's written request.

                     b. Lessee may without Lessor's consent, at its expense, install assemble or place upon the Premises any items of machinery or equipment used or useful in Lessee's business, in each case upon compliance with all the terms and conditions set forth in paragraph R7. Such machinery or equipment shall be and remain the property of Lessee. Lessee may remove the same from the Premises at any time, provided that Lessee shall be required to repair any damage to the Premises resulting from such removal.

CONDEM-              R8. If the whole of the Premises shall be taken or
aNATION condemned for a public or quasipublic use or purpose by any competent authority or if such a portion of the premises, including however, a portion of the improvements, shall be so taken that as a result thereof the balance is not suitable for Lessee's continued use or occupancy, then in either of such events, the Lease term shall terminate upon delivery of possession to the condemning authority and any award, compensation or damages (hereinafter sometimes called the "award") shall be paid to and be the sole property of Lessor whether such award shall be paid to and be the sole property of Lessor or whether such award shall be made as compensation for diminution of the value of the leasehold or the fee of the Premises or otherwise and Lessee hereby assigns to Lessor all of Lessee's right, title and interest in and to any and all such award. However, if Lessee receives any compensation or award for moving expenses, Lessee shall be entitled to the full amount of such moving compensation or award. Lessee shall continue to


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                perform all of the covenants and provisions of this Lease, including ent of rent until Lessee is required to make delivery of possession to the condemning authority.

                    b. If  only part of the Premisis shall so be taken or
                condemned, and as a result thereof the balance is suitable for the Lessee's continued use or occupancy, this Lease shall not terminate and Lessor at its sole cost and expense, shall repair and restore the Premises and all improvements thereon. Lessor shall promptly and diligently proceed to make a complete architectural unit of the remainder of the improvements. There shall be an equitable abatement in rental following such taking of condemnation.

                    c. Lessee may at its own expense take independent action
                against the public authority exercising the power of eminent domain for any moving expenses, for the taking of any of Lessee's trade fixtures and such other elements of damage as may be awardable to Lessee in any independent action.

DEFAULT             R9. If (i) the Premises, or any part thereof, shall become
BY              vacant or deserted during the term hereof: or (ii) if default
LESSEE          be made in the payment of rent or any item of additional rent, or any part hereof and said default shall continue for a period of ten (10) days after written notice to Lessee: or (iii) if default be made in the performance of any of the terms, covenants, and conditions in this Lease contained on the part of Lessee to be kept or performed and if any default specified in this subparagraph "(iii)" shall continue for a period of thirty (30) days after written notice and demand, unless Lessee in good faith commenced the curing of such default within such thirty (30) day period and cannot with reasonable diligence cure such default within said period of thirty (30) days, in which event Lessee shall have reasonable time to do so; or (iv) if at any time prior to or on the date fixed for commencement of the term of this Lease, or at any time during the term demised, there shall be filed by or against Lessee in any court of competent jurisdiction a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Lessee's property, or if Lessee makes an assignment for the benefit of creditors or takes advantage of any insolvency act, and within thirty
                (30) days thereof Lessee fails to secure a discharge thereof;
                Lessor may, if Lessor so elects, at any time thereafter, terminate this Lease and the term hereof on giving Lessee (a) five (5) days' notice in writing of Lessor's intention to do so if the default is the failure of Lessee to pay rent or any item of additional rent as set forth in (ii) or (b) fifteen (15) days' notice in writing in respect to any other event or default set forth above.

STRUC-              R10. Lessor agrees to keep the buildings and improvements
TURAL           in good structural condition and make all necessary structural
REPAIRS         repairs needed during the term of this Lease, except for any damage thereto caused by either (i) fire or other casualty, except as provided for in R6 or (ii) any act or negligence of the Lessee or its employees, agents licensees or contractors.
                Structural repairs shall be deemed to be all major repairs only to the roof, and outside masonry structure. If Lessor should fail to cause such structural repairs to be made in a timely fashion after written notice that said repairs are necessary, then Lessee may cause same to be made and to deduct the expenses thereof from the rent which is due hereunder. Lessee shall be responsible for repairs to the roof including but not limited to, all damage caused by wind, maintenance of perimeter flashings, HVAC flashings and vent flashings. Lessor shall be responsible for the life of the roof and major replacement except as listed above.

DELAYS              R11. Whenever a period of time is provided in this Lease
                for Lessor or Lessee to do or perform any act or thing, Lessor and Lessee shall not be liable or responsible for any delays due to strikes, lockouts, casualties, acts of God, war, governmental regulation or control or other causes beyond the reasonable control of Lessor or Lessee and the time for performance specified herein shall be extended for the amount of time Lessor or Lessee is so delayed.

MUTUAL              R12. Whenever (a) any loss, cost, damage or expense
WAIVER          resulting from fire, explosion or any other casualty or
OF              occurrence is incurred by either of the parties to this Lease
SUBRO-          in connection with the Premises or the building in which the
GATION          Premises are located, and (b) such party is then covered in
RIGHTS          whole or in part by insurance with respect to such loss, cost,
NOTICES         damage or expense, then the party so insured hereby releases the other party from any liability it may have on account of such loss, cost, damage or expense to the extent of any amount recovered by reason of such insurance, and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof, provided that such release of liability and waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof (provided, that in the case of increased cost, the other party shall have the right, within thirty (30) days following written notice, to pay such increased cost, thereupon keeping such release and waiver in full force and effect).

NOTICES             R13. Any notice or demand from Lessor to Lessee or from
                Lessee to Lessor shall be in writing and shall be mailed by prepaid United States Registered

                Certified Mail, addressed to Lessee at 12200 S. Central Avenue, llinois 60658 or some other address as Lessee shall have last designated by notice in writing to Lessor, and, if to Lessor, to the place then established for the payment of rent, or such other address as Lessor shall have last designated by notice in writing to Lessee. The customary return receipt shall be conclusive evidence of such service.

SUBRODI-            R14. That the rights and interests of Lessee under this
NATION          Lease shall be subject and subordinate to any first mortgages
OF              or trust deeds that are now or hereafter may be placed upon the
LEASE           Premises, and to any and all advances to be made thereunder, and to the interest thereon, and all extensions and modifications thereof, if the mortgagee or trustee named in said mortgages or trust deeds or their successors and assigns shall elect to subject and subordinate the rights and interest of Lessee under this Lease to the lien of its mortgage or trust deed; that any mortgagee or trustee or their successors and assigns thereto may elect to give the rights and interest of Lessee under this lease priority over the lien of its mortgage or trust deed; that in the event of either such election and upon notification by such mortgagee or trustee or their successors and assigns thereto to Lessee to that effect, the rights and interest of Lessee under this Lease shall be deemed to be subordinate to, or to have priority over, as the case may be, the Lien of said mortgage or trust deed, notwithstanding whether this Lease is dated prior to or subsequent to the date of said mortgage or trust deed; that Lessee shall execute and deliver whatever instruments may be required for such purposes, and in the event Lessee does hereby make, constitute and irrevocably appoint Lessor as its attorney in fact and in its name, place and stead so to do. In the event such mortgagee or trustee would become the landlord the mortgagee or trustee agrees to allow Lessee to remain on the leased Premises as long as Lessee is not in default on rental payments.

ESTOPPEL            R15. At any time and from time to time, Lessee agrees, upon
CERTIFI-        request in writing from Lessor, to execute, acknowledge and
CATES           deliver to Lessor a statement in writing certifying that this
                Lease is unmodified and in full force and effect (or if there have been modifications, that the new is in full force and effect as modified and stating the modifications) the dates to which the rent and other charges have been paid and any other factual data relating to this Lease or the Premises which Lessor may request.

ASSIGN-             R16. Lessee may not sublet all or any part of the Premises
MENT            or assign this lease to any person, firm or corporation without
AND             the prior written consent of Lessor.
SUBLETTING

RELATION-           R17. Nothing contained herein shall be deemed or construed
SHIP            by the parties hereto nor by any third party as creating the
OF THE          relationship of principal and agent or of partnership or of
PARTIES         joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent nor any other provision contained, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of Lessor and Lessee. Whenever herein the singular number is used, the same shall include the plural, and the neuter gender shall include the masculine and feminine genders.

INTEREST            R18. All amounts owed by the Lessee to the Lessor
ON UNPAID       hereunder shall be deemed to be additional rent and shall,
AMOUNTS         unless otherwise provided herein, be paid within thirty (30)
                days from the date the Lessor renders statements and account thereof.

APPLICABLE          R19. The laws of the State of Illinois shall govern the
LAW AND         validity, performance and enforcement of this Lease. The
CPMSTRUC-       invalidity or unenforceability of any provision of this Lease
TION            shall not affect or impair any other provision.  The headings of the several paragraphs contained herein are for convenience only and do not define, limit or construe the contents of such paragraphs.

SHORT               R20. Lessee agrees not to record this Lease, and Lessor
FORM            and Lessee agree to execute, acknowledge and deliver, if either
LEASE           party shall so request, a "Short Form Lease" suitable for
                recording.

SECURITY            R21. Lessee shall deposit with Lessor one month's rent at
DEPOSIT the beginning date of this Lease as a security deposit.1 Lessor shall return the security deposit plus interest earned to Lessee upon the termination of this Lease, less any amounts required to repair and replace any damage or destruction to the Premises caused by Lessee or its employees, agents, licensees and contractors. In the event Lessee exercises the five (5) year option beginning in 1989. Lessee shall deposit with Lessor any additional monies necessary to have one (1) full month's rental at the new base monthly rental amount on deposit as a security deposit. This same procedure shall be followed in the event Lessee exercises options two and three.

FIRE                R22. Lessee agrees to pay for the fire alarm which is
ALARM billed on an annual basis. The fire alarm bill shall be prorated so that Lessor shall pay for that portion up to the date when the Village of Willowbrook approves Lessee for occupancy and Lessee shall pay for that portion from said date of approval and afterwards.

                Upon termination of the lease in either 1989, 1994, 1999 or 2004 Lessor and Lessee shall pay their prorated share of the fire alarm bill for that final year.

IMPROVE-            R23.  Lessor agrees to carpet all existing offices at a cost
MENTS not to exceed Nine Dollars ($9.00) per square yard. Lessee shall have the option to chose such carpeting and notify Lessor of its choice.

                    R24.  However, Lessee shall not be responsible for any acts of negligence caused by Lessor or its agents, unless Lessor or its agents are under the direction of Lessee.

        IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease as of the day and year first above written.

                                        GEORGE A. REDIEHS, CO., INC.


                                        By:  /s/ George A. Rediehs
                                             ----------------------------------
                                             George A. Rediehs


                                        By:  /s/ Georgetta R. Rediehs
                                             ----------------------------------
                                             Georgetta R. Rediehs

ATTEST:


/s/ Carol Rediehs
--------------------------------------
Secretary

                                        GRIFFITH LABORATORIES


                                        By:  [illegible]
                                             ----------------------------------



                                        MICRO BIOTROL CO.
                                        DIVISION OF GRIFFITH LABOR

                                        By:  /s/ Donald E. Alguire
                                             ----------------------------------
                                             President


ATTEST:



/s/ James S. Legg
--------------------------------------
Assistant Secretary

                                  EXHIBIT A


           Lot 22 is Willowbrook Executive Plaza, being a Sub of part of the SE 1/4 of Section 26, Township 38N Range 11, E of the 3rd Principal Meridan, according to the Plat thereof recorded July 8, 1975 as Doc. R75-33298, in DuPage County, Illinois together with an adjoining 1.06 acres of real estate.

                                  SECOND RIDER


     This Second Rider is attached to and made a part of the Lease dated April 12, 1984 for the premises commonly known as 7775 Quincy Street, Willowbrook, Illinois.

     2R1. Paragraph R2 of the first Rider to this Lease is hereby renounced in whole by the parties to this Lease and is deleted from said Lease. Paragraph 2R2 shall be substituted for R2.

     2R2. The term of this Lease shall begin exactly thirty (30) days after Lessee is granted approval by the Village of Willowbrook for occupancy and shall continue for a term of five (5) years ending the day before the beginning date in the year 1989. Lessee shall have ninety (90) days from the date of this Lease, April 12, 1984, to attain approval for occupancy from the Village of Willowbrook. If approval is not granted within ninety (90) days from the date hereof Lessee shall pay to the Lessor the sum of $8,426.06 per month to a maximum amount of $25,278.18 in consideration of Lessor's extension of the time in which approval from the Village of Willowbrook must be granted for an additional ninety (90) days. Such payment shall not be considered rent and the term of the Lease shall begin as set out above.

     The first payment under this paragraph shall be made July 12, 1984.

     Should approval by the Village of Willowbrook occur during any month for which the payment has been made, further payments under this paragraph shall not be required and the pro rata share of the balance paid for the remainder of that month shall be credited towards rental payment for the first month's rent. Thereafter, rent shall be paid according to the terms and amounts set out in paragraph R1 of the first Rider.

     2R3. If approval by the Village of Willowbrook is not granted within 180 days from the date of this Lease, Lessor may declare this Lease null and void.

     IN WITNESS WHEREOF, Lessor and Lessee have executed this Second Rider as of the day and year first above written.

                                       GEORGE A. REDIEHS, CO., INC.


                                       By:  /s/  George A. Rediehs
                                            -----------------------------------
                                            George A. Rediehs


                                       By:  /s/  Georgetta R. Rediehs
                                            -----------------------------------
                                            Georgetta R. Rediehs

ATTEST:


/s/  George A. Rediehs
------------------------------------
Secretary

                                       GRIFFITH LABORATORIES


                                       By:  /s/  James S. Legg
                                            -----------------------------------
                                            Assistant Secretary


                                       MICRO-BIOTROL CO.
                                       DIVISION OF GRIFFITH LABORATORIES

                                       By:  /s/ Donald E. Alguire
                                            -----------------------------------
                                            President

ATTEST:


------------------------------------

                                       Date:    6th  day of July, 1984.
                                             --------

                                 SECOND RIDER

     This Second Rider is attached to and made a part of the Lease dated June 24, 1986 for the premises commonly known as 7775 Quincy Street Willowbrook Illinois.

     2R1. RENTAL ADJUSTMENTS. Reference is hereby made to paragraph R3 of the First Rider regarding options and rental adjustments. The adjustment and option dates are as stated in said paragraph, however, the calculation of all three adjustments shall be as follows: if the Consumer's Price Index, titled, "All Items and Major Group Figures for All Urban Consumers" (CPI-U) issued by the United States Department of Labor (based on all items for the period 1967-100) for the month preceding the adjustment date is higher than the index figure for October of 1986 for the first adjustment, October of 1989 for the second adjustment date and October of 1994 for the third adjustment date, then the adjustment shall be made and the rent for the next annual rental period shall be calculated as per this paragraph, provided, however, that the rent for the next annual rental period shall under no circumstances be less than the then current annual rental. To figure the percentage increase between any two
(2) months subtract the CPI index figure for the earlier month from the CPI figure for the later month, then divide that number by the index for the earlier month and multiply by 100, then multiply that figure by 90%, since the increase is being calculated at 90% of the full CPI increase. For example, the CPI figure for October 1986 was 330.5 and the CPI figure for September 1989 was
374.6.  The calculation would be, 374.6 - 330.5 = 44.10, 40.10 divided by 330.5
= .1335, .1335 x 100 = 13.35, 13.35 x .90 (90%) = 12.02.  The annual base rent for the next rental period would increase effective October 1,1989 by 12.02%. One twelfth (1/12) of such new rent shall be paid on the first day of each calendar month in advance. The rental increase for option one and option two shall be calculated in the same way and the CPI figures to use shall be as follows; for the first option the index for the earlier month shall be the index figure for September 1989 and the index for the later month shall be the index figure for September 1994, and for the second option the index for the earlier month shall be the index figure for September 1994 and the index for the later month shall be the figure for September 1999. The remainder of paragraph R3 remains in full force and effect.

     IN WITNESS WHEREOF, Lessor and Lessee have executed this Second Rider to the Lease dated June 24, 1986 this 24th day of January 1990.

LESSOR:

GEORGE A. REDIEHS COMPANY, INC.


BY: /s/ George A. Rediehs
    ----------------------------
    George A. Rediehs                   ATTEST:

    /s/ Georgetta R. Rediehs            /s/ Russell E. Hehl
    ----------------------------        ----------------------
    Georgetta R. Rediehs

LESSEE:

GRIFFITH MICRO-SCIENCE, INC.            ATTEST:

    BY:[illegible]                      /s/ Richard L. Rediehs
    ----------------------------        ----------------------
    President

                                  THIRD RIDER


     This Third Rider is attached to and made a part of the Lease dated April 12, 1984 for the premises commonly known as 7775 Quincy Street, Willowbrook, Illinois.

     3R1. Paragraph 2R3 of the Second Rider to this Lease is deleted in its entirety.

     3R2. Notwithstanding any provisions to the contrary in Paragraph 2R2, the term of this Lease shall begin October 1, 1984, PROVIDED, however, that if final occupancy approval by the Village of Willowbrook is not granted by December 31, 1984, Lessee may declare this Lease null and void by written notice, without any further liability of any kind. In such event, the Lessor shall not be required to reimburse Lessee for any amounts previously paid or improvements made by Lessee to the premises.

     3R3. Because payments have been made through October 12, 1984 under Paragraph 2R2 of the Second Rider, the amount of rent remaining and owed for the month of October, 1984 shall be $5,263.40. Thereafter, rent shall be paid according to the terms and amounts set out in Paragraph R1 of the First Rider.

     3R4. This Lease and the Riders attached to it constitute the entire agreement between the parties concerning this leasehold. Any modifications of the terms and conditions herein must be in writing and attached hereto.

     IN WITNESS WHEREOF, Lessor and Lessee have executed this Second Rider as of the day and year first above written.

                                     GEORGE A. REDIEHS, CO., INC.

                                     BY: /s/ George A. Rediehs
                                         ----------------------------
                                         George A. Rediehs

                                         /s/ Georgetta R. Rediehs
                                     --------------------------------
                                         Georgetta R. Rediehs

ATTEST:




/s/ George A. Rediehs
---------------------------------
Secretary

                                     GRIFFITH LABORATORIES U.S.A., INC.


                                     BY: /s/ James S. Legg
                                         ----------------------------
                                         Assistant Secretary


                                     MICRO-BRIOTROL CO.
                                     DIVISION OF GRIFFITH LABORATORIES
                                        U.S.A., INC.


                                     BY: /s/ Donald E. Alguire
                                         ----------------------------
                                     President


ATTEST:

          [illegible]
---------------------------------



                                     DATE:  1st day of October, 1984

                                 FOURTH RIDER

     This Fourth Rider made this 29th day of November 1989 is attached to and made a part of the Lease dated April 12, 1984 for the premises commonly known as 7775 Quincy Street Willowbrook Illinois 60521.

     4R1. LEASE TERM. Reference is hereby made to paragraph 2R2 of the Second Rider and paragraph 3R2 of the Third Rider which both deal with the Lease Term of this Lease. Lessor and Lessee agree that the term of this Lease did begin on October 1, 1984. Notwithstanding any provisions to the contrary in the above referenced paragraphs the primary term of this Lease shall continue until September 30, 1994, and shall not end in the year 1989 as specified in paragraph 2R2 of the Second Rider.

     4R2. OPTIONS AND RENTAL ADJUSTMENTS. Paragraph R3 of the First Rider to this Lease is hereby renounced in whole by Lessor and Lessee and is hereby deleted in its entirety from this Lease. This paragraph 4R2 shall replace said paragraph R3.

     Lessee has the option to renew this Lease (sometimes hereinafter referred to as "Lease #1") for a term of five (5) years beginning October 1, 1994 and ending September 30, 1999, provided Lessee is not in default of this Lease and Lessee maintains all promises and covenants contained in this Lease. Lessee also has the option to renew that certain lease dated March 27, 1986 by and between Lessor and Lessee (sometimes hereinafter referred to as "Lease #2") for the 21,400 square foot addition to the premises located at 7775 Quincy Street Willowbrook Illinois for a term of five (5) years beginning October 1, 1994 and ending September 30, 1999. A copy of said Lease #2 is attached hereto a Exhibit "B". If Lessee exercises this option Lessee must also exercise the corresponding option in Lease #2. If Lessee does not exercise this option then Lessee can not exercise the corresponding option in Lease #2.

     If Lessee exercises this option and thereby the option in Lease #2 and Lessee is not in default of this Lease and maintains all promises and covenants contained herein then Lessee has a second option to renew this Lease for a term of five (5) years beginning October 1, 1999 to September 30, 2004. If Lessee exercises this second option then Lessee must also exercise the second option in Lease #2 covering the same five (5) years, from October 1, 1999 to September 30, 2004. Likewise, if Lessee does not exercise this option Lessee can not exercise the second option in Lease #2. Lessee shall notify Lessor of Lessee's decision to exercise each option in writing six (6) months prior to the beginning date of each option.

     The base monthly rental shall be adjusted effective October 1, 1989 (sometimes hereinafter referred to as the first adjustment date) during the term of this Lease and also on the beginning date of each option, which for the first option shall be October 1, 1994 and for the second option shall be October 1, 1999, (said dates may hereinafter sometimes be referred to as the second adjustment date and the third adjustment date, respectively), as follows: if the Consumer's Price Index, titled, "All Items and Major Group Figures for All Urban Consumers" (CPI-U) issued by the United States Department of Labor (based on all items for the period (1967-100) for the month preceding the adjustment date is higher than the index figure for October of 1984 for the first adjustment, October of 1989 for the second adjustment date and October of 1994 for the third adjustment date, then the adjustment shall be made and the rent for the next annual rental period shall be calculated as per this paragraph, provided, however, that the rent for the next annual rental period shall under no circumstances be less than the then current annual rental. To figure the percentage increase between any two (2) months subtract the CPI index figure for the earlier month from the CPI figure for the later month, then divide that number by the index for the earlier month and multiply by 100, then multiply that figure by 90%, since the increase is being calculated at 90% of the full CPI increase. For example, the CPI figure for October 1984 was
314.1 and the CPI figure for September 1989 was 374.6. The calculation would be, 374.6 - 314.1 = 60.50, 60.50 divided by 314.1 = .1927 x 100 = 19.26, 19.26
x .90 (90%) = 17.33. The annual base rent for the next rental period would increase effective October 1, 1989 by 17.33%. One twelfth (1/12) of such new rent shall be paid on the first day of each calendar month in advance. The rental increase for option one and option two shall be calculated in the same way and the CPI figures to use shall be as follows; for the first option the index for the earlier month shall be the index figure for September 1989 and the index for the later month shall be the figure for September 1994, and for the second option the index for the earlier month shall be the index figure for September 1994 and the index for the later month shall be the figure for September 1999.

     It is understood that the above index is now being published monthly by the United States Department of Labor. Should it be published at other intervals, the new index shall be arrived at from the index or indices published most clearly approximating the month immediately preceding the month in which the adjustment is to be effective. Should the manner of computing such index be changed, the conversion factor designed by the Department to adjust the new index to the one previously in use and adjustment to the new index shall be made on the basis of such conversion factor. Should the publication of said index be discontinued, then such index as may be published by another United States governmental agency as most nearly approximates the index herein first above mentioned shall govern and be substituted as the index to be used, subject to the application of an appropriate conversion factor to be furnished by the governmental agency publishing the adopted index. In the event of any controversy arising as to the proper adjustment for rental payments, or in the event calculation of the adjustment is delayed for any reason, Lessee shall continue paying the rental under the then current rental rate, until such time as said controversy has been settled, or the adjustment has been calculated, at which time adjustment shall be made retroactive to October 1, 1989 for the first adjustment, October 1, 1994 for the second adjustment and October 1, 1999 for the third adjustment.

     4R3. INSURANCE. Reference is hereby made to paragraph R5b of the First Rider which calls for insurance coverage in the amount of Nine Hundred Fifty Thousand ($950,000) Dollars. Said figure of Nine Hundred Fifty Thousand ($950,000) Dollars is hereby deleted and insurance coverage shall be in the amount of no less than Two Million ($2,000,000) Dollars, which is the approximate replacement cost of all buildings, improvements and betterments including the 21,400 square foot addition located on the premises. The remainder of paragraph R5b remains unchanged and in full force and effect.

     4R4. SECURITY DEPOSIT. Reference is hereby made to paragraph R21 of the First Rider. Notwithstanding anything to the contrary in said paragraph Lessee does not have a five (5) year option in 1989. However, after the adjustment date of October 1, 1989 Lessee shall deposit with Lessor any additional monies necessary to have one (1) full month's rental at the new base monthly rental on deposit as a security deposit. This same procedure shall be followed in the event Lessee exercises options one and two. Lessee does not have a third option.

     IN WITNESS WHEREOF, Lessor and Lessee have executed this Fourth Rider as of the 24th day of January 1990.



GEORGE A. REDIEHS COMPANY, INC.

BY:   /s/ George A. Rediehs
    -------------------------------
    George A. Rediehs                        Attest:

      /s/ Georgetta R. Rediehs               /s/ Russell R. Hehl
    -------------------------------          ----------------------------
    Georgetta R. Rediehs

GRIFFITH MICRO-SCIENCE, INC.                 Attest:

BY:   William C. Dow                         /s/ Richard L. Rediehs
    -------------------------------          ----------------------------
    President

                                 FIFTH RIDER

     This Rider made this 8th day of June 1992 is attached to and made a part of the Lease dated April 12, 1984 for the premises commonly known as 7775 Quincy Street Willowbrook Illinois 60521. This Fifth Rider shall apply to the entire premises, the original building covered by the above referenced lease and the approximately 21,400 square foot addition completed in 1986 and leased according to the lease dated March 27, 1986.

     5R1. ROOF REPAIRS. Lessee has advised Lessor that it intends to install a ventilation system through the premises which necessitates numerous perforations through the roof. Lessee has also advised Lessor that Lessee has made numerous perforations through the roof in the past in order to properly operate Lessee's pollution control equipment, and other equipment used by Lessee in the operation of Lessee's business. Lessee shall be solely liable and responsible for all roof repairs, of every kind and nature, necessitated or caused by the roof perforations. At the termination or expiration of this Lease, Lessee shall fully repair or replace the roof to its original condition without any perforations, whether or not such repair would be considered a major repair as per paragraph R10 of the Lease.

     5R2. ENVIRONMENTAL PERMITS AND REQUIREMENTS. Lessee is authorized by the Illinois Environmental Protection Agency (IEPA) to operate emission sources and air pollution control equipment consisting of Sterilization Retorts. Lessee hereby agrees to copy Lessor on all operating permits issued to Lessee, at the leased premises, by the IEPA and notify Lessor of all changes, modifications and violations of said permits.

     Signed this 8th day of June 1992.

/s/ William A. Fennelly
-----------------------------------------       -----------------------------
Griffith Micro Science, Inc.                    Witness
Lessee
By:   William A. Fennelly
      Vice President - Operations

/s/ George A. Rediehs                           /s/ Annette Eldridge
-----------------------------------------       -----------------------------
George A. Rediehs Co., Inc.                     Witness
Lessor
By:   George A. Rediehs
      President


file:  LTRS/GMS5

                                 SIXTH RIDER

THIS RIDER made this 11 day of January 1995 is attached to and made a part of the Lease dated April 12, 1984 by and between GEORGE A. REDIEHS COMPANY, INC., as Lessor and GRIFFITH MICRO SCIENCE, INC., as Lessee for the premises commonly known as 7775 Quincy Street Willowbrook, Illinois 60521. This Rider shall apply to the entire premises, the original building and the approximately 21,400 square foot addition completed in 1986 and leased to Lessee according to the lease dated March 27, 1986.

6R1. LEASE TERM. Lessee has exercised its first option to renew the above referenced lease for a term of five (5) years, beginning October 1, 1994 and terminating September 30, 1999. Lessee has a second option to renew the lease for a term of five (5) years beginning October 1, 1999 and ending September 30, 2004, so long as Lessee is not in default of the lease. Lessee shall notify Lessor of Lessee's decision to exercise the second option in writing six (6) months prior to the beginning date of the option, or by March 31, 1999.

6R2. RENTAL ADJUSTMENT. The annual and monthly rental shall be adjusted as provided for in paragraph 4R2 of the Fourth Rider. The rental adjustment is based upon the increase in the CPI from September of 1989 to September of 1994. The calculation is as follows:

     CPI for September 1989 - 374.6
     CPI for September 1994 - 447.5

     447.5 - 374.6 = 72.90, 72.90/374.6 = .1946 x 100 = 19.46

     The lease calls for an increase that is 90% of the CPI increase.
     19.46 x .90 = 17.51 or an increase of 17.51%.

     The new annual rental for the first option period is $273,503.91. The monthly rental for the first year of the first option period (10-1-94 thru 9-30-95) shall be paid as follows:

     Lessee has made the following rental payments to date:

     October 1994 -     $19,395.79
     November 1994 -    $19,395.79
     December 1994 -    $22,741.56
     January 1995 -     $22,968.18
                        ----------
                        $84,501.32

     Lessee has requested that Lessor postpone $20,000.00 of rental payments due in the first year of the first option period to be paid by Lessee to Lessor in the second year of the first option period. Lessor has agreed to the postponement of said $20,000.00. Consequently, the monthly rental due for February 1995 thru September 1995 shall be $21,125.32. (Annual rental of $273,503.88 - $20,000.00 = $253,503.88, $253,503.88 - $84,501.32 = $169,002.56,
$169,002.56/8 = $21,125.32)

     The annual rental due for the second year of the first option period is $293,503.88. ($273,503.88 + $20,000.00 = $293,503.88) The monthly rental due beginning October 1, 1995 thru September 1, 1996 is $24,458.66.
($293,503.88/12 = $24,458.66)

     The annual rental due for the third, fourth and fifth and final year of the first option period is $273,503.88, and the monthly rental due is $22,791.99.

6R3. SECURITY DEPOSIT. Lessee is not required to deposit any additional funds into their security deposit account at this time, since with interest earned, the account currently exceeds the monthly rental payment.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Sixth Rider as of the 11th day of January 1995.


GEORGE A. REDIEHS

/s/ George A. Rediehs
-----------------------------------
BY:  GEORGE A. REDIEHS

/s/ Carol Radichs
-----------------------------------
ATTEST

GRIFFITH MICRO SCIENCE, INC.

/s/ Franklin S. Lange
-----------------------------------
BY:

[illegible]
-----------------------------------
ATTEST
















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